                              ------------------
 ----------------------------------------------------------------------------

                           PaineWebber Balanced Fund
                      PaineWebber Tactical Allocation Fund
             1285 Avenue of the Americas, New York, New York 10019
            Prospectus -- January 1, 1998, as revised July 22, 1998
--------------------------------------------------------------------------------

PaineWebber Asset Allocation Funds are designed for investors generally seeking high total return. PaineWebber Balanced Fund invests in a combination of equity securities, investment grade bonds and money market instruments and maintains a fixed income allocation of at least 25% at all times. PaineWebber Tactical Al-location Fund follows a systematic investment strategy that allocates its as-sets between equity securities and U.S. Treasury notes or U.S. Treasury bills.

This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please read this Prospectus care-fully and retain a copy for future reference.

A Statement of Additional Information dated January 1, 1998 has been filed with the Securities and Exchange Commission ("Commission") and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting an individual Fund, your investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568. In addition, the Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.
--------------------------------------------------------------------------------

THE PAINEWEBBER FAMILY OF MUTUAL FUNDS

The PaineWebber Family of Mutual Funds consists of six broad categories, which are presented here. Generally, investors seeking to maximize return must assume greater risk. The Funds offered by this Prospectus are both in the ASSET ALLOCATION category.

 . Money Market Fund for     . Asset Allocation Funds for high total return by
  income and stability by     investing in stocks and bonds.
  investing in high-
  quality, short-term
  investments.

 . Bond Funds for income     . Stock Funds for long-term growth by investing
  by investing mainly in      mainly in stocks.
  bonds.

 . Tax-Free Bond Funds for   . Global Funds for long-term growth by investing
  income exempt from          mainly in foreign stocks or high current income
  federal income tax and, by investing mainly in global debt instruments. in some cases, state and local income taxes, by investing in municipal bonds.

A complete listing of the PaineWebber Family of Mutual Funds is found on the back cover of this Prospectus.
--------------------------------------------------------------------------------

INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE FUNDS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PRO-VIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS IS NOT AN OF-FER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

    THESE  SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
      SECURITIES AND  EXCHANGE COMMISSION NOR HAS THE  COMMISSION PASSED
         UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS PROSPECTUS.  ANY
           REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ---------

                               Prospectus Page 1

--------------------------------------------------------------------------------
                              -------------------
PaineWebber                                             Tactical Allocation Fund
                                 Balanced Fund


                               Table of Contents
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
The Funds at a Glance......................................................   3
Expense Table..............................................................   5
Financial Highlights.......................................................   8
Investment Objectives & Policies...........................................  12
Investment Philosophy & Process............................................  13
Performance................................................................  15
The Funds' Investments.....................................................  17
Flexible PricingSM.........................................................  22
How to Buy Shares..........................................................  26
How to Sell Shares.........................................................  27
Other Services.............................................................  28
Management.................................................................  29
Determining the Shares' Net Asset Value....................................  31
Dividends & Taxes..........................................................  31
General Information........................................................  33

                                  ----------

                               Prospectus Page 2

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

                             The Funds at a Glance
-------------------------------------------------------------------------------

The Funds offered by this Prospectus are not intended to provide a complete investment program, but one or both of them may be appropriate as a component of an investor's overall portfolio. Some common reasons to invest in these Funds are to finance college educations, plan for retirement or diversify a portfolio. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Funds will achieve their goals.

BALANCED FUND

GOAL: To increase the value of your investment by investing in a combination of equity securities, investment grade bonds and money market instruments, while maintaining a fixed income allocation of at least 25% at all times (including bonds and cash).

INVESTMENT OBJECTIVE: High total return with low volatility.

RISKS: Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests in equity securities, its price will rise and fall. Certain investment grade debt securities in which the Fund may invest have speculative characteristics. The debt instruments in which the Fund may invest are subject to interest rate risk, which means that their prices can be expected to decrease when interest rates rise. The Fund may invest in mortgage- and asset-backed securities, which involve additional risks, such as those relating to the prepayment of principal on the underlying obligations. The Fund may invest in U.S. dollar-denominated securities of foreign companies, which can involve more risk than investing in the securities of U.S. companies. The Fund also may invest up to 10% of its total assets in high yield, high risk convertible securities, which are considered predominantly speculative and involve major risk exposure to adverse conditions. The Fund may use derivatives, such as options and futures, in its investment activities, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.

SIZE: On November 30, 1997, the Fund had over $210.8 million in assets.

TACTICAL ALLOCATION FUND

GOAL: To increase the value of your investment by following a systematic investment strategy that allocates the Fund's assets between equity securities and U.S. Treasury notes or U.S. Treasury bills.

INVESTMENT OBJECTIVE: Total return, consisting of long-term capital appreciation and current income.

RISKS: Although the Fund seeks total return, it may not achieve as high a level of either capital appreciation or current income as a fund that has only one of those objectives as its primary objective. The Fund invests in equity securities included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests in equity securities, its price will rise and fall. The Fund may invest in U.S. dollar-denominated securities of foreign companies, which can involve more risk than investing in the securities of U.S. companies. The U.S. Treasury notes and U.S. Treasury bills in which the Fund may invest are subject to interest rate risk, which means that their prices can be expected to decrease when interest rates rise. The Fund may use derivatives, such as options and futures, in its investment activities, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.

SIZE: On November 30, 1997, the Fund had over $822.1 million in assets.

MANAGEMENT

Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), is the investment adviser and administrator of Balanced Fund and Tactical Allocation Fund (each a "Fund" and, collectively, the "Funds").

                                  ----------

                               Prospectus Page 3

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

                             The Funds at a Glance
                                  (Continued)
-------------------------------------------------------------------------------


MINIMUM INVESTMENT

To open an account, investors need $1,000; to add to an account, investors need only $100.

WHO SHOULD INVEST

BALANCED FUND is for investors who want high total return with relatively low volatility through investments in equity securities, investment grade bonds and money market instruments. The Fund is designed for investors who want an investment that maintains a fixed income allocation at all times, yet has the flexibility to change its investment mix in response to changing market conditions. Over time, the 25% minimum in fixed income investments (including bonds and cash) should result in a lower risk profile for the Fund than if it could invest 100% of its assets in stocks.

TACTICAL ALLOCATION FUND is for investors who want total return, consisting of long-term capital appreciation and current income, through a systematic investment strategy that allocates assets between equity securities included in the S&P 500 Index and U.S. Treasury notes or U.S. Treasury bills. The Fund is designed for investors who want to participate in the broad stock market, yet want the flexibility to take a more defensive posture when a cyclical decline in stock prices is anticipated. This disciplined approach to investing in stocks attempts to shift the asset mix in anticipation of, not in response to, changing market trends.

                                    * * * *

See page 14 for a summary of the differences between Balanced Fund and Tactical Allocation Fund.

HOW TO PURCHASE SHARES OF THE FUNDS

Investors may select among these classes of shares:

CLASS A SHARES

The price is the net asset value plus the initial sales charge; the maximum sales charge is 4.5% of the public offering price. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares.

CLASS B SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class B shares. As a result, 100% of their purchase is immediately invested. However, Class B shares have higher ongoing expenses than Class A shares. Depending upon how long they own the shares, investors may have to pay a sales charge when they sell Class B shares. This sales charge is called a "contingent deferred sales charge" and applies when investors sell their Class B shares within six years after purchase. After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

CLASS C SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class C shares. As a result, 100% of their purchase is immediately invested. However, Class C shares have higher ongoing expenses than Class A shares. A contingent deferred sales charge of 1% is charged on shares sold within one year of purchase. Class C shares never convert to any other class of shares.

CLASS Y SHARES

Class Y shares are offered only to limited groups of investors. The price is the net asset value. Investors do not pay an initial sales charge when they buy Class Y shares. As a result, 100% of their purchase is immediately invested. Investors also do not pay a contingent deferred sales charge when they sell Class Y shares. Class Y shares have lower ongoing expenses than any other class of shares.

                                  ----------

                               Prospectus Page 4

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

                                 Expense Table
-------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the expenses associated with investing in each class of shares of the Funds. Expenses shown below represent those incurred for the most recent fiscal year, except that "Other Expenses" for Class Y shares of Balanced Fund have been estimated because no Class Y shares were outstanding.

                                                 CLASS A CLASS B CLASS C  CLASS Y
SHAREHOLDER TRANSACTION EXPENSES                 ------- ------- -------  -------
Maximum Sales Charge on Purchases of Shares (as
 a % of offering price)........................    4.5%   None    None     None
Sales Charge on Reinvested Dividends (as a % of
 offering price)...............................   None    None    None     None
Maximum Contingent Deferred Sales Charge (as a
 % of offering price or net asset value at the
 time of sale, whichever is less)..............   None       5%      1%    None
ANNUAL FUND OPERATING EXPENSES (as a % of
 average net assets)
BALANCED FUND
Management Fees................................   0.75%   0.75%   0.75%    0.75%
12b-1 Fees.....................................   0.25    1.00    1.00     0.00
Other Expenses.................................   0.46    0.47    0.46     0.46
                                                  ----    ----    ----     ----
Total Operating Expenses.......................   1.46%   2.22%   2.21%    1.21%
                                                  ====    ====    ====     ====
TACTICAL ALLOCATION FUND
Management Fees................................   0.50%   0.50%   0.50%    0.50%
12b-1 Fees.....................................   0.25    1.00    1.00     0.00
Other Expenses.................................   0.24    0.24    0.25     0.24
                                                  ----    ----    ----     ----
Total Operating Expenses.......................   0.99%   1.74%   1.75%    0.74%
                                                  ====    ====    ====     ====

 CLASS A SHARES: Sales charge waivers and a reduced sales charge purchase plan are available. Purchases of $1 million or more are not subject to an initial sales charge. However, if such shares are sold within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.
 CLASS B SHARES: Sales charge waivers are available. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years.
 CLASS C SHARES: If shares are sold within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale, whichever is less, is imposed.
 CLASS Y SHARES: No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to 12b-1 distribution or service fees. Class Y shares may be purchased by participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds ("PW Programs"), when Class Y shares are purchased through that Program. Participation in a PW Program is subject to an advisory fee at an annual rate of no more than 1.5% of assets held through that PW Program. This account charge is not included in the table because investors who are not PW Program participants also are permitted to purchase Class Y shares.

12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum

                                  ----------

                               Prospectus Page 5

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

                                 Expense Table
                                  (Continued)
-------------------------------------------------------------------------------

front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two components, as follows:

                                                 CLASS A CLASS B CLASS C CLASS Y
                                                 ------- ------- ------- -------
12b-1 service fees..............................  0.25%   0.25%   0.25%    N/A
12b-1 distribution fees.........................  0.00    0.75    0.75     N/A

For more information, see "Management" and "Flexible Pricing SM."

EXAMPLES OF EFFECT OF FUND EXPENSES

The following examples should assist investors in understanding various costs and expenses they would incur as shareholders of a Fund. The assumed 5% annual return shown in the examples is required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF A FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

An investor would pay the following expenses, directly or indirectly, on a $1,000 investment in a Fund, assuming a 5% annual return:

BALANCED FUND

EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
Class A........................................  $59     $89    $121     $212
Class B (Assuming sale of all shares at end of
 period).......................................  $73     $99    $139     $219
Class B (Assuming no sale of shares)...........  $23     $69    $119     $219
Class C (Assuming sale of all shares at end of
 period).......................................  $32     $69    $118     $254
Class C (Assuming no sale of shares)...........  $22     $69    $118     $254
Class Y........................................  $12     $38    $ 67     $147

TACTICAL ALLOCATION FUND

EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
Class A........................................  $55     $75    $ 97     $161
Class B (Assuming sale of all shares at end of
 period).......................................  $68     $85    $114     $167
Class B (Assuming no sale of shares)...........  $18     $55    $ 94     $167
Class C (Assuming sale of all shares at end of
 period).......................................  $28     $55    $ 95     $206
Class C (Assuming no sale of shares)...........  $18     $55    $ 95     $206
Class Y........................................  $ 8     $24    $ 41     $ 92

 ASSUMPTIONS MADE IN THE EXAMPLES

 . ALL CLASSES: Reinvestment of all dividends and other distributions;
   percentage amounts listed under "Annual Fund Operating Expenses" remain the same for years shown.
 . CLASS A SHARES: Deduction of the maximum 4.5% initial sales charge at the time of purchase.
 . CLASS B SHARES: Deduction of the maximum applicable contingent deferred sales charge at the time of sale, which declines over a period of six years. Ten-year figures assume that Class B shares convert to Class A shares at the end of the sixth year.
 . CLASS C SHARES: Deduction of a 1% contingent deferred sales charge for sales of shares within one year of purchase.

                                  ----------

                               Prospectus Page 6

--------------------------------------------------------------------------------
                              -------------------




                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  ----------

                               Prospectus Page 7

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

                             Financial Highlights
-------------------------------------------------------------------------------

BALANCED FUND

The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Price Waterhouse LLP, independent accountants, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table below relating to the fiscal year ended August 31, 1997, the period March 1, 1996 through August 31, 1996 and to each of the four years in the period ended February 29, 1996, have been audited by Price Waterhouse LLP. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. Prior to August 14, 1995, the Fund pursued certain different investment policies; thus, the information shown below for periods prior to that date may not necessarily be indicative of current or future operations. The Fund had no Class Y shares outstanding during the periods shown.

                                                                                     BALANCED FUND
             -------------------------------------------------------------------------------------------
                                                      CLASS A
             -------------------------------------------------------------------------------------------
                                                                                              FOR THE
                      FOR THE     FOR THE                                                      PERIOD
                        YEAR     SIX MONTHS     FOR THE       FOR THE YEARS ENDED             JULY 1,
                       ENDED       ENDED       YEAR ENDED         FEBRUARY 28,                1991+ TO
                     AUGUST 31,  AUGUST 31,   FEBRUARY 29, ------------------------------   FEBRUARY 29,
                        1997      1996(3)         1996       1995       1994       1993         1992
                     ----------  ----------   ------------ --------   --------   --------   ------------
Net asset value,
 beginning of
 period.........      $  10.27    $  10.85      $   9.80   $  12.04   $  11.54   $  11.01      $10.09
                      --------    --------      --------   --------   --------   --------      ------
Net investment
 income.........          0.23++      0.12++        0.27++     0.26       0.22       0.33        0.19
Net realized and
 unrealized
 gains (losses)
 from
 investments....          2.79++    (0.12)++        1.84++    (1.07)      1.31       0.54        0.96
                      --------    --------      --------   --------   --------   --------      ------
Net increase
 (decrease) from
 investment
 operations.....          3.02        0.00          2.11      (0.81)      1.53       0.87        1.15
                      --------    --------      --------   --------   --------   --------      ------
Dividends from
 net investment
 income.........         (0.24)      (0.10)        (0.31)     (0.23)     (0.25)     (0.34)      (0.23)
Distributions
 from net
 realized gains
 from investment
 transactions...         (0.55)      (0.48)        (0.75)     (1.20)     (0.78)        --          --
                      --------    --------      --------   --------   --------   --------      ------
Total dividends
 and other
 distributions
 to
 shareholders...         (0.79)     (0.58)         (1.06)     (1.43)     (1.03)     (0.34)      (0.23)
                      --------    --------      --------   --------   --------   --------      ------
Net asset value,
 end of period..      $  12.50    $  10.27      $  10.85   $   9.80   $  12.04   $  11.54      $11.01
                      ========    ========      ========   ========   ========   ========      ======
Total investment
 return (1).....         30.67 %      0.03 %       22.08 %    (6.02)%    13.57 %     8.09 %     11.43 %
                      ========    ========      ========   ========   ========   ========      ======
Ratios/Supplemental
 data:
Net assets, end
 of period
 (000's)........      $176,403    $157,525      $171,609   $174,761   $216,492   $154,594      $  916
Expenses to
 average net
 assets.........          1.46 %      1.34 %*       1.29 %     1.26 %     1.21 %     1.18 %      1.30 %*
Net investment
 income to
 average net
 assets.........          2.02 %      2.19 %*       2.55 %     2.41 %     1.74 %     2.52 %      3.43 %*
Portfolio
 turnover rate..           188 %       103 %         188 %      107 %       69 %       33 %        84 %
Average
 commission rate
 paid(2)........      $ 0.0600    $ 0.0600           --         --         --         --          --
             -------------------------------------------------------------------------------------------
                                          CLASS B
             -------------------------------------------------------------------------------------------
                      FOR THE     FOR THE                        FOR THE
                        YEAR     SIX MONTHS     FOR THE        YEARS ENDED
                       ENDED       ENDED       YEAR ENDED      FEBRUARY 28,
                     AUGUST 31,  AUGUST 31,   FEBRUARY 29, -------------------
                        1997      1996(3)         1996      1995      1994
                     ----------- ------------ ------------ --------- ---------
Net asset value,
 beginning of
 period.........      $ 10.42     $ 11.00       $  9.90    $ 12.10   $ 11.56
                     ----------- ------------ ------------ --------- ---------
Net investment
 income.........         0.14++      0.08++        0.19++     0.44      0.26
Net realized and
 unrealized
 gains (losses)
 from
 investments....         2.84++    (0.11)++        1.86++    (1.32)     1.18
                     ----------- ------------ ------------ --------- ---------
Net increase
 (decrease) from
 investment
 operations.....         2.98       (0.03)         2.05      (0.88)     1.44
                     ----------- ------------ ------------ --------- ---------
Dividends from
 net investment
 income.........        (0.15)      (0.07)        (0.20)     (0.12)    (0.12)
Distributions
 from net
 realized gains
 from investment
 transactions...        (0.55)      (0.48)        (0.75)     (1.20)    (0.78)
                     ----------- ------------ ------------ --------- ---------
Total dividends
 and other
 distributions
 to
 shareholders...        (0.70)      (0.55)        (0.95)     (1.32)    (0.90)
                     ----------- ------------ ------------ --------- ---------
Net asset value,
 end of period..      $ 12.70     $ 10.42       $ 11.00    $  9.90   $ 12.10
                     =========== ============ ============ ========= =========
Total investment
 return (1).....        29.70 %     (0.30)%       21.20 %    (6.68)%   12.62 %
                     =========== ============ ============ ========= =========
Ratios/Supplemental
 data:
Net assets, end
 of period
 (000's)........      $22,768     $22,307       $26,627    $37,104   $83,178
Expenses to
 average net
 assets.........         2.22 %      2.09 %*       2.05 %     1.98 %    2.05 %
Net investment
 income to
 average net
 assets.........         1.27 %      1.43 %*       1.81 %     1.60 %    1.00 %
Portfolio
 turnover rate..          188 %       103 %         188 %      107 %      69 %
Average
 commission rate
 paid(2)........      $0.0600     $0.0600           --         --        --

-------
 *  Annualized.
 +  Commencement of issuance of shares.
++  Calculated using the average shares outstanding for the year.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.
(3) Fiscal year changed to August 31.

                                  ----------

                               Prospectus Page 8

--------------------------------------------------------------------------------
                              -------------------
PaineWebber                                             Tactical Allocation Fund
                                 Balanced Fund

                              Financial Highlights
                                  (Continued)
--------------------------------------------------------------------------------


                                 BALANCED FUND
--------------------------------------------------------------------------------

                       CLASS B
---------------------------------------------------------------
       FOR THE YEARS ENDED FEBRUARY 28 OR 29,
---------------------------------------------------------------
  1993       1992       1991       1990       1989       1988
--------   --------   --------   --------   --------   --------
$  10.99   $  10.21   $   9.86   $   9.92   $  10.18   $  10.40
--------   --------   --------   --------   --------   --------
    0.30       0.35       0.59       0.65       0.54       0.48
    0.48       0.78       0.38       0.10      (0.28)     (0.09)
--------   --------   --------   --------   --------   --------
    0.78       1.13       0.97       0.75       0.26       0.39
--------   --------   --------   --------   --------   --------
   (0.21)     (0.35)     (0.62)     (0.70)     (0.52)     (0.44)
     --         --         --       (0.11)       --       (0.17)
--------   --------   --------   --------   --------   --------
   (0.21)     (0.35)     (0.62)     (0.81)     (0.52)     (0.61)
--------   --------   --------   --------   --------   --------
$  11.56   $  10.99   $  10.21   $   9.86   $   9.92   $  10.18
========   ========   ========   ========   ========   ========
    7.25 %    11.24 %    10.29 %     7.53 %     2.73 %     4.31 %
========   ========   ========   ========   ========   ========
$160,115   $346,290   $403,557   $557,646   $651,003   $715,771
    1.98 %     2.02 %     1.83 %     1.84 %     1.94 %     1.98 %
    2.02 %     3.25 %     5.46 %     6.04 %     5.37 %     5.01 %
      33 %       84 %      169 %      327 %      159 %      129 %
     --         --         --         --         --         --
                                                      CLASS C
---------------------------------------------------------------------------------------------------------
                 FOR THE                               FOR THE
 FOR THE        SIX MONTHS       FOR THE             YEARS ENDED           FOR THE PERIOD
YEAR ENDED        ENDED         YEAR ENDED           FEBRUARY 28          JULY 2, 1992+ TO
AUGUST 31,      AUGUST 31,      FEBRUARY 29,     -------------------         FEBRUARY 28,
   1997           1996(3)          1996             1995     1994               1993
-----------    ------------     ------------     --------   ---------     ----------------
 $ 10.29        $ 10.88            $ 9.82        $12.03     $ 11.54            $10.86
-----------    ------------     ------------     --------   ---------     ----------------
    0.14++         0.08++            0.19++        0.19        0.14              0.13
    2.80++       (0.12)++            1.84++       (1.07)       1.30              0.71
-----------    ------------     ------------     --------   ---------     ----------------
    2.94          (0.04)             2.03         (0.88)       1.44              0.84
-----------    ------------     ------------     --------   ---------     ----------------
   (0.16)         (0.07)            (0.22)        (0.13)      (0.17)            (0.16)
   (0.55)         (0.48)            (0.75)        (1.20)      (0.78)              --
-----------    ------------     ------------     --------   ---------     ----------------
   (0.71)         (0.55)            (0.97)        (1.33)      (0.95)            (0.16)
-----------    ------------     ------------     --------   ---------     ----------------
 $ 12.52        $ 10.29            $10.88        $ 9.82     $ 12.03            $11.54
===========    ============     ============     ========   =========     ================
   29.70 %        (0.38)%           21.12 %       (6.69)%     12.75 %            7.78 %
===========    ============     ============     ========   =========     ================
 $ 8,736         $6,979            $7,469        $8,525     $12,916            $7,058
    2.21 %         2.09 %*           2.08 %        2.01 %      1.96 %            1.95 %*
    1.27 %         1.44 %*           1.77 %        1.62 %      0.97 %            1.91 %*
     188 %          103 %             188 %         107 %        69 %              33 %
 $0.0600        $0.0600               --            --          --                --

                                  ----------

                               Prospectus Page 9

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

                             Financial Highlights
                                  (Continued)
-------------------------------------------------------------------------------


TACTICAL ALLOCATION FUND
The following tables provide investors with data and ratios for one Class A, Class B, Class C and Class Y share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the tables below relating to each of the three fiscal years in the period ended August 31, 1997 have been audited by Ernst & Young LLP. The financial information for the year ended August 31, 1994 and the prior periods was audited by other auditors, whose report on this data was unqualified. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.

                                                 TACTICAL ALLOCATION FUND
                          ---------------------------------------------------------------------------
                                             CLASS A                                 CLASS B
                          ------------------------------------------------- -------------------------
                                                             FOR THE PERIOD            FOR THE PERIOD
                                  FOR THE YEARS                 MAY 10,      FOR THE    JANUARY 30,
                                      ENDED                      1993+      YEAR ENDED    1996+ TO
                                    AUGUST 31,               TO AUGUST 31,  AUGUST 31,   AUGUST 31,
                          ---------------------------------  -------------- ---------- --------------
                            1997     1996    1995**   1994        1993         1997         1996
                          --------  -------  ------  ------  -------------- ---------- --------------
Net asset value,
beginning of period.....  $  16.15  $ 14.86  $13.78  $13.50      $12.90      $  16.13     $ 15.54
                          --------  -------  ------  ------      ------      --------     -------
Net investment income...      0.18@    0.18    0.22    0.24        0.08          0.03@       0.02
Net realized and
unrealized gains from
investment transactions.      6.12@    2.31    2.05    0.32        0.59          6.09@       0.57
                          --------  -------  ------  ------      ------      --------     -------
Net increase from
investment operations...      6.30     2.49    2.27    0.56        0.67          6.12        0.59
                          --------  -------  ------  ------      ------      --------     -------
Dividends from net
investment income.......     (0.14)  (0.14)   (0.22)  (0.24)      (0.07)        (0.09)         --
Distributions from net
realized gains from
investment transactions.     (0.08)   (1.06)  (0.97)  (0.04)         --         (0.08)         --
                          --------  -------  ------  ------      ------      --------     -------
Total dividends and
other distributions to
shareholders............     (0.22)   (1.20)  (1.19)  (0.28)      (0.07)        (0.17)         --
                          --------  -------  ------  ------      ------      --------     -------
Net asset value, end of
period..................  $  22.23  $ 16.15  $14.86  $13.78      $13.50      $  22.08     $ 16.13
                          ========  =======  ======  ======      ======      ========     =======
Total investment
return(1)...............     39.26%   17.35%  18.43%   4.21%       5.17%        38.14%       3.80%
                          ========  =======  ======  ======      ======      ========     =======
Ratios/Supplemental
data:
Net assets, end of
period (000's)..........  $170,759  $23,551  $1,944  $1,801      $3,007      $239,836     $28,495
Expenses to average net
assets..................      0.99%    1.17%   1.46%   1.13%       1.06%*        1.74%       1.84%*
Net investment income to
average net assets......      0.88%    1.12%   1.60%   1.64%       1.71%*        0.13%       0.47%*
Portfolio turnover rate.         6%       6%     53%      4%          0%            6%          6%
Average commission rate
paid (2)................  $ 0.0250  $0.0250      --      --          --      $ 0.0250     $0.0250

-------
 +  Commencement of issuance of shares.
 *  Annualized.
** Investment advisory functions for the Fund were transferred from Kidder Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.
@   Calculated using the average shares outstanding for the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Class A, B and C would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                  ----------

                              Prospectus Page 10

--------------------------------------------------------------------------------
                              -------------------
PaineWebber                                             Tactical Allocation Fund
                                 Balanced Fund

                              Financial Highlights
                                  (Concluded)
--------------------------------------------------------------------------------


                                      TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------------------------------------
                        CLASS C                                                 CLASS Y
------------------------------------------------------------- ------------------------------------------------
                                               FOR THE PERIOD
                                                  JULY 22,                                      FOR THE PERIOD
              FOR THE YEARS                        1992+              FOR THE YEARS                MAY 10,
            ENDED AUGUST 31,                   TO AUGUST 31,        ENDED AUGUST 31,               1993+ TO
---------------------------------------------  -------------- --------------------------------    AUGUST 31,
  1997     1996    1995**    1994      1993         1992       1997     1996    1995**   1994        1993
--------  -------  -------  -------  --------  -------------- -------  -------  ------  ------  --------------
$  16.12  $ 14.87  $ 13.78  $ 13.49  $  12.12     $ 12.00     $ 16.20  $ 14.88  $13.79  $13.52      $12.90
--------  -------  -------  -------  --------     -------     -------  -------  ------  ------      ------
    0.03@    0.06     0.12     0.13      0.18        0.03        0.23@    0.30    0.23    0.25        0.09
    6.11@    2.32     2.06     0.33      1.34        0.09        6.13@    2.24    2.09    0.33        0.60
--------  -------  -------  -------  --------     -------     -------  -------  ------  ------      ------
    6.14     2.38     2.18     0.46      1.52        0.12        6.36     2.54    2.32    0.58        0.69
--------  -------  -------  -------  --------     -------     -------  -------  ------  ------      ------
      --    (0.07)   (0.12)   (0.13)    (0.15)         --       (0.15)   (0.16)  (0.26)  (0.27)      (0.07)
   (0.08)   (1.06)   (0.97)   (0.04)       --          --       (0.08)   (1.06)  (0.97)  (0.04)         --
--------  -------  -------  -------  --------     -------     -------  -------  ------  ------      ------
   (0.08)   (1.13)   (1.09)   (0.17)    (0.15)         --       (0.23)   (1.22)  (1.23)  (0.31)      (0.07)
--------  -------  -------  -------  --------     -------     -------  -------  ------  ------      ------
$  22.18  $ 16.12  $ 14.87  $ 13.78  $  13.49     $ 12.12     $ 22.33  $ 16.20  $14.88  $13.79      $13.52
========  =======  =======  =======  ========     =======     =======  =======  ======  ======      ======
   38.20%   16.52%   17.57%    3.46%    12.61%       0.98%      39.55%   17.70%  18.79%   4.41%       5.30%
========  =======  =======  =======  ========     =======     =======  =======  ======  ======      ======
$233,044  $73,630  $48,105  $62,970  $107,761     $50,222     $36,467  $12,803  $2,506  $3,880      $3,379
    1.75%    1.95%    2.22%    1.88%     1.73%       1.75%*      0.74%    0.95%   1.23%   0.88%       0.81%*
    0.14%    0.35%    0.86%    0.89%     1.04%       2.42%*      1.16%    1.38%   1.86%   1.90%       1.96%*
       6%       6%      53%       4%        0%          0%          6%       6%     53%      4%          0%
$ 0.0250  $0.0250       --       --        --          --     $0.0250  $0.0250      --      --          --

                                  ----------

                               Prospectus Page 11

-------------------------------------------------------------------------------
                              ------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund


                       Investment Objectives & Policies
-------------------------------------------------------------------------------

The Funds' investment objectives may not be changed without shareholder approval. Their other investment policies, except where noted, are not fundamental and may be changed by the Funds' boards. See the summary on page 14 for the differences between Balanced Fund and Tactical Allocation Fund.

BALANCED FUND

Balanced Fund's investment objective is high total return with low volatility. The Fund pursues this objective by investing primarily in a combination of three asset classes: stocks (equity securities), bonds (investment grade bonds) and cash (money market securities). The portion invested in each of these asset classes is based on Mitchell Hutchins' judgment of the best allocation of the Fund's assets. However, the Fund maintains a fixed income allocation (including bonds and cash) of at least 25% at all times.

The Fund may invest in a broad range of:

 . Equity securities issued by companies believed by Mitchell Hutchins to have the potential for rapid earnings growth;

 . Investment grade bonds, that is, bonds that, at the time of purchase, are assigned one of the four highest grades by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), are comparably rated by another nationally recognized rating agency or, if unrated, are determined by Mitchell Hutchins to be of comparable quality;

 . U.S. government securities;

 . Convertible securities rated at least B by S&P or Moody's, comparably rated by another nationally recognized rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Securities rated BB or B by S&P (or Ba or B by Moody's) are below investment grade and regarded as having predominantly speculative characteristics with respect to the ability to pay interest and repay principal. While such securities may have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. The Fund will not invest more than 10% of its total assets in convertible securities rated below investment grade; and

 . High quality money market securities.

TACTICAL ALLOCATION FUND

Tactical Allocation Fund's investment objective is total return, consisting of long-term capital appreciation and current income. The Fund seeks to achieve its objective by using a systematic investment strategy that allocates its assets between common stocks and U.S. Treasury notes or U.S. Treasury bills.

In seeking total return, the Fund shifts its asset mix between an equity portion designed to track the performance of the S&P 500 Index (the Fund holds approximately 450 of the 500 stocks in the S&P 500 Index), and a bond portion, consisting of five-year U.S. Treasury notes, or a cash portion, consisting of 30-day U.S. Treasury bills. The allocation among these three segments is based on the asset mix recommendation of the Mitchell Hutchins Tactical Allocation Model.

The Fund seeks to achieve total return during all economic and financial market cycles, with lower volatility than that of the S&P 500 Index, by investing in common stocks held in the S&P 500 Index, but taking a more defensive posture when that Model signals a potential bear market, a prolonged or significant downturn in stock prices.

                                    * * * *
As with any mutual fund, there is no assurance that either Fund will achieve its investment objective. Each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities.

                                  ----------

                              Prospectus Page 12

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund


                        Investment Philosophy & Process

-------------------------------------------------------------------------------


BALANCED FUND

Mitchell Hutchins believes that superior performance can be obtained by reallocating assets from time to time before changes in the consensus outlook of investors have been fully discounted by the market. Mitchell Hutchins also believes that returns on stocks and bonds reflect the consensus expectations for key economic variables, such as interest rates, profit growth and inflation. To implement this strategy for Balanced Fund, Mitchell Hutchins:

 . Regularly surveys key investment advisors and generates a consensus forecast of economic variables affecting returns on equity securities, bonds and money market instruments; and

 . Applies fundamental valuation techniques to the consensus data to determine the asset allocation it believes to be optimal.

Once Balanced Fund's asset allocation is determined, the portfolio managers specializing in each asset class select individual securities for each portion of the portfolio. Mitchell Hutchins regularly monitors the outlooks for key economic variables and shifts the asset allocation mix when there are significant changes in expected returns.

Balanced Fund uses the following investment process to determine the individual securities for each portion of the Fund:

 . EQUITY SECURITIES. Mitchell Hutchins uses its proprietary Factor Valuation
  Model to identify stocks providing a combination of value and price momentum. This Model screens a universe of small- to large-capitalization companies in ten different business sectors to identify undervalued companies with strong earnings momentum that rank well in three measures:

  --VALUE: projected dividends, cash flow, earnings and book value;

  --MOMENTUM: earnings and price to identify companies that could surprise on the upside; and

  --ECONOMIC SENSITIVITY: to forecast how different equity securities and industries may perform under various economic scenarios.

The equity securities ranking in the top 20% of the Factor Valuation Model's universe are screened twice a month. Then the portfolio managers take a closer look at those equity securities that rank higher based on value and momentum. Mitchell Hutchins applies traditional analysis and may speak to the management of these companies, as well as those of their competitors.

 . BONDS. Mitchell Hutchins selects these securities based on its analysis of their maturity and risk structures (comparing yields on U.S. Treasury securities to yields on riskier types of debt securities).

 . MONEY MARKET INSTRUMENTS. Mitchell Hutchins' decision to use these securities is based on its judgment of how they can further the Fund's investment objective.

As of August 31, 1997, the Fund's net assets were allocated as follows: equity securities, 62%; bonds, 32%; and cash and cash equivalents (including other assets net of liabilities), 6%. At February 28, 1997, the net asset allocation looked like this: equity securities, 59%; bonds, 33%; and cash and cash equivalents (including other assets net of liabilities), 8%.

TACTICAL ALLOCATION FUND

Mitchell Hutchins allocates Tactical Allocation Fund's assets between stocks and either bonds or cash, based on the Tactical Allocation Model's quantitative assessment of the projected rates of return of each asset class. The Tactical Allocation Model embraces the concept that incremental return to the S&P 500 Index can be achieved through the tactical allocation of portfolio assets across three main asset classes--stocks, bonds and cash. This systematic approach to investing in stocks attempts to shift the asset mix in anticipation of, not in response to, changing market trends. The emphasis of this Model is to avoid or reduce exposure to the stock market during down cycles and to track the S&P 500 Index in periods of strongly positive market performance. In contrast to a typical S&P 500 Index fund that maintains a 100% allocation to the Index at all times, the Fund is designed to take a more defensive posture when the Tactical Allocation Model signals a potential bear market, a prolonged or significant downturn in stock prices.

The basic premise of the Tactical Allocation Model is that investors accept the risk of owning stocks, measured as volatility of return, because they expect a

                                  ----------

                              Prospectus Page 13

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

return advantage. This expected return advantage of owning stocks is called the equity risk premium ("ERP"). The Model projects the stock market's expected ERP based on several factors including:

 . current prices of stocks and their expected future dividends; and

 . yield-to-maturity of the one-year U.S. Treasury bill.

When the stock market's ERP is high, the Tactical Allocation Model signals the Fund to invest 100% in stocks. Conversely, when the ERP decreases below certain threshold levels, the Model signals the Fund to reduce its exposure to stocks. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the Fund's assets. The Model will recommend either bonds (five-year U.S. Treasury notes) or cash (30-day U.S. Treasury bills), but not both. To make this determination, the Model calculates the risk premium available for the notes. This "bond risk premium" ("BRP") is calculated based on the yield-to-maturity of the five-year U.S. Treasury note and the one-year U.S. Treasury bill.

Asset reallocations are made on the first business day of each month. In addition to any reallocation of assets dictated by the Tactical Allocation Model, any material amounts resulting from appreciation or receipt of dividends, other distributions, interest payments and proceeds from securities maturing in each of the asset classes are reallocated (or "rebalanced") to the extent practicable to re-establish the Model's recommended asset allocation mix.

The Fund deviates from the recommendations of the Tactical Allocation Model only to the extent necessary to:

 . Maintain an amount in cash, not expected to exceed 2% of its total assets under normal market conditions, to pay Fund operating expenses, dividends and other distributions on its shares and to meet anticipated sales of shares by Fund investors; and

 . Qualify as a regulated investment company for federal income tax purposes.
  See "Dividends & Taxes."

As a result, even if the Tactical Allocation Model does not recommend an allocation to cash, the Fund still may hold cash.

As of August 31, 1997 and February 28, 1997, 100% of the Fund's assets were allocated to stocks.


        DIFFERENCES BETWEEN BALANCED FUND AND TACTICAL ALLOCATION FUND

                    -------------------------------------------------------------------------
                                   BALANCED FUND                 TACTICAL ALLOCATION FUND

  Investment Objective   High total return with low         Total return, consisting of long-
                         volatility.                        term capital appreciation and
                                                            current income.
---------------------------------------------------------------------------------------------
  Asset Allocation       Assets may be reallocated at any   Assets may be reallocated only on
   Decision              time, based on Mitchell Hutchins'  the first business day of each
                         fundamental valuations for each    month based on the Mitchell
                         asset class using its consensus    Hutchins Tactical Allocation
                         forecast for certain economic      Model.
                         variables.
---------------------------------------------------------------------------------------------
  Asset Mix              Fixed income allocation (bonds     Tactical Allocation Model signals
                         and cash): at least 25% at all     a stock segment of 100%, 75%,
                         times.                             50%, 25% or 0% and selects bonds
                                                            or cash for balance. Fund may
                                                            deviate from Model only to pay
                                                            its expenses, dividends and other
                                                            obligations.
---------------------------------------------------------------------------------------------
  Stock Selection        Discretionary, based on the        When there is a stock allocation,
                         Mitchell Hutchins Factor           invests in about 450 of the 500
                         Valuation Model, which evaluates   common stocks that make up the
                         companies' potential for rapid     S&P 500 Index.
                         earnings growth.
---------------------------------------------------------------------------------------------
  Fixed Income           Discretionary, may select from     When there is a bond allocation,
   Selection             broad range of debt securities     five-year U.S. Treasury notes.
                         with government or private         When there is a cash allocation,
                         issuers.                           30-day U.S. Treasury bills.

                                  ----------

                              Prospectus Page 14

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund


                                  Performance

-------------------------------------------------------------------------------


These charts show the total returns for the Funds. Sales charges have not been deducted from total returns for Class A, B and C shares. Returns would be lower if sales charges were deducted. Balanced Fund had no Class Y shares outstanding during the periods shown. Past results are not a guarantee of future results.

Average annual returns, both before and after deducting the maximum sales charges, are shown below in the tables that follow the performance charts.

BALANCED FUND


    [THE FOLLOWING CHART APPEARED AS A BAR GRAPH IN THE PRINTED MATERIAL]

              7/1/91 -
              12/31/91        1992      1993     1994     1995    1996  1997
              ---------       ----      ----     ----     ----    ----  ----
Class A        11.53          5.18     15.63     (9.88)   23.13   14.74 24.57
-----------------------------------------------------------------------------

              12/12/86 -
              12/31/86        1987      1988     1989     1990    1991    1992      1993     1994     1995    1996    1997
              ----------      ----      ----     ----     ----    ----    ----      ----     ----     ----    ----    ----
Class B        (2.40)         1.21     11.34     10.84     1.95   18.52   4.46     14.66     (10.51)  22.23   13.81   23.63
---------------------------------------------------------------------------------------------------------------------------

              7/2/92 -
              12/31/92        1993      1994     1995     1996     1997
              ---------       ----      ----     ----     ----     ----
Class C         5.08          14.79    (10.48)    22.15   13.86   23.61
-----------------------------------------------------------------------


The 1991 return for Class A shares represents the period from inception on July 1, 1991 through December 31, 1991. The 1986 return for Class B shares represents the period from inception on December 12, 1986 through December 31, 1986. The 1992 return for Class C shares represents the period from inception on July 2, 1992 through December 31, 1992.

AVERAGE ANNUAL RETURNS
As of August 31, 1997

                                   CLASS A SHARES CLASS B SHARES CLASS C SHARES
                                   -------------- -------------- --------------
Inception Date....................     7/1/91        12/12/86        7/2/92
ONE YEAR
 Before deducting maximum sales
  charges.........................      30.67%          29.70%        29.70%
 After deducting maximum sales
  charges.........................      24.84%          24.70%        28.70%
FIVE YEARS
 Before deducting maximum sales
  charges.........................      12.64%          11.81%        11.82%
 After deducting maximum sales
  charges.........................      11.60%          11.56%        11.82%
TEN YEARS OR LIFE OF CLASS
 Before deducting maximum sales
  charges.........................      12.34%          10.44%        11.73%
 After deducting maximum sales
  charges.........................      11.50%          10.44%        11.73%

                                  ----------

                              Prospectus Page 15

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund


TACTICAL ALLOCATION FUND

    [THE FOLLOWING TABLE APPPEARED AS A BAR GRAPH IN THE PRINTED MATERIAL]

              5/10/93 -
              12/31/93          1994            1995            1996      1997
              ---------         ----            ----            ----      ----
Class A         6.48%          (0.59)          35.12           21.53     32.00
--------------------------------------------------------------------------------

              1/30/96 -
              12/31/96          1997
              ---------         ----

Class B        18.06           31.05
-------------------------------------------------------------------------------

              7/22/92 -
              12/31/92     1993       1994       1995      1996      1997
              ---------    ----       ----       ----      ----      ----

Class C         6.67       7.64      (1.28)     34.09     20.66     31.01
------------------------------------------------------------------------------

              5/11/93 -
              12/31/93               1994       1995      1996      1997
              ---------              ----       ----      ----      ----

Class Y         6.65%               (0.28)      35.48     21.79     32.29

The 1993 returns for Class A shares and Class Y shares represent the period from inception on May 10, 1993 through December 31, 1993. The 1996 return for Class B shares represents the period from inception on January 30, 1996 through December 31, 1996. The 1992 return for Class C shares represents the period from inception on July 22, 1992 through December 31, 1992. Investment advisory functions for the Fund were transferred from Kidder Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.

AVERAGE ANNUAL RETURNS
As of August 31, 1997

                         CLASS A SHARES CLASS B SHARES CLASS C SHARES CLASS Y SHARES
                         -------------- -------------- -------------- --------------
Inception Date..........    5/10/93        1/30/96        7/22/92        5/10/93
ONE YEAR
 Before deducting maxi-
  mum sales charges.....      39.26%         38.14%         38.20%         39.55%
 After deducting maximum
  sales charges.........      33.01%         33.14%         37.20%         39.55%
FIVE YEARS
 Before deducting maxi-
  mum sales charges.....        N/A            N/A          17.13%           N/A
 After deducting maximum
  sales charges.........        N/A            N/A          17.13%           N/A
LIFE
 Before deducting maxi-
  mum sales charges.....      19.06%         25.46%         16.96%         19.37%
 After deducting maximum
  sales charges.........      17.79%         23.24%         16.96%         19.37%


PERFORMANCE INFORMATION

The Funds perform a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in a Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized returns for Class A shares reflect deduction of the Funds' maximum initial sales charge of 4.5% at the time of purchase, and standardized returns for Class B and Class C reflect deduction of the applicable contingent deferred sales charge imposed on a sale of shares held for the period. One-, five- and ten-year periods will be shown, unless the Fund or class has been in existence for a shorter period. If so, returns will be shown for the period since inception, known as "Life". Total return calculations assume reinvestment of dividends and other distributions. The Funds may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were deducted.

Total return information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Funds will fluctuate. The amount investors receive when selling shares may be more or less than what they paid. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.


                                  ----------

                              Prospectus Page 16

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund


                            The Funds' Investments

-------------------------------------------------------------------------------


BALANCED FUND

EQUITY SECURITIES include common stocks, preferred stocks and securities that are convertible into them, including convertible debentures and notes and common stock purchase warrants and rights. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but is actually equity in a company, like common stock. Convertible securities may include debentures, notes and preferred equity securities, which are convertible into common stock.

U.S. GOVERNMENT BONDS in which the Fund may invest include direct obligations of the U.S. government (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities.

BONDS are fixed or variable rate debt obligations, including notes, debentures and similar debt instruments and securities. Mortgage- and asset-backed securities are types of bonds. Corporations, governments and other issuers use bonds to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at or before maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.

MORTGAGE AND ASSET-BACKED SECURITIES are bonds backed by specific types of assets. Mortgage-backed bonds, which represent a direct or indirect interest (participation) in--or are secured by and payable from--a pool of mortgage loans secured by real property. They are sold by U.S. government agencies, such as Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) and Fannie Mae (also known as the Federal National Mortgage Association), and private corporations. Investors typically receive payments out of the interest and principal on the underlying mortgages. The growth of mortgage-backed securities and the secondary mortgage market in which they are traded has helped keep mortgage money available for home financing.

Mortgage-backed securities may be composed of one or more classes and may be structured as either pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this Prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risks; and evaluating them requires special knowledge.

When interest rates go down and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

ZERO COUPON BONDS are securities that make no periodic interest payments but instead are sold at a deep discount from their face value. The buyer of these bonds receives a rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. There are many kinds of zero coupon bonds. Some are issued in zero-coupon form, including stripped U.S. government securities issued through the U.S. Treasury. Others are created by brokerage firms that strip (separate) the coupons (unmatured interest payments) from interest-paying bonds and sell the principal and the coupons separately.


                                  ----------

                              Prospectus Page 17

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund


Because zero coupon bonds bear no interest and holders do not receive interest payments, they are generally more sensitive to changes in interest rates than other U.S. government bonds. For example, when interest rates fall, the value of zero coupon bonds rises more rapidly than bonds paying out interest on a current basis, because the zero coupon bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. However, when interest rates rise, their value falls more dramatically.

MONEY MARKET INSTRUMENTS in which the Fund may invest include:

 . U.S. Treasury bills and other obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities;

 . Obligations of U.S. banks (including certificates of deposit and bankers' acceptances) with total assets in excess of $1.5 billion at the time of purchase;

 . Interest-bearing savings deposits in U.S. commercial and savings banks with principal amounts that are fully insured by the Federal Deposit Insurance Corporation (the aggregate amount of these deposits may not exceed 5% of the value of the Fund's assets);

 . Commercial paper and other short-term corporate obligations; and

 . Variable and floating-rate securities and repurchase agreements.

In addition, the Fund may hold cash and may invest in participation interests in the money market securities mentioned above without limitation. These participation interests are the interests of securities held by others on a pro-rata basis.

TACTICAL ALLOCATION FUND

STOCK PORTION. In its stock portion, the Fund attempts to duplicate, before the deduction of operating expenses, the investment results of the S&P 500 Index by investing in approximately 450 of the 500 common stocks included in that Index. The S&P 500 Index, which is chosen by S&P on a statistical basis and may change from time to time, emphasizes large capitalization stocks and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representative of stocks in a particular industry sector. The Fund attempts to achieve a correlation between the performance of the stock portion and that of the S&P 500 Index of at least 0.95, before the deduction of operating expenses (a correlation of 1.00 would be perfect, which would mean that the net asset value of the stock portion increased or decreased in exactly the same proportion as changes in the Index).

BOND PORTION. In its bond portion, the Fund invests in U.S. Treasury notes having five years remaining to maturity at the beginning of the then-current calendar year or, if those instruments are unavailable at favorable prices, in U.S. Treasury notes with remaining maturities as close as possible to five years. The Fund does not invest in bonds and cash simultaneously, except as noted below.

CASH PORTION. In its cash portion, the Fund invests in U.S. Treasury bills with remaining maturities of 30 days or, if those instruments are unavailable at favorable prices, in U.S. Treasury bills with remaining maturities as close as possible to 30 days. Limited amounts of the Fund's assets are normally invested in cash, generally to pay expenses.

RISKS

Under normal circumstances, Balanced Fund invests primarily in equity securities, bonds, U.S. government securities, mortgage- and asset-backed securities and money market instruments, and Tactical Allocation Fund invests primarily in equity securities and U.S. government securities. Following is a discussion of risks that are common to each Fund:

EQUITY SECURITIES. While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment.

INTEREST RATE RISK. Interest rate risk is the risk that interest rates will rise and that, as a result, the prices of bonds, including U.S. government securities will fall, lowering the value of the Funds' investments. In general, long-term bonds are more sensitive to interest rate changes than short-term or short duration bonds.


                                  ----------

                              Prospectus Page 18

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund


"Duration" is a measure of the expected life of a fixed income security on a present value basis.

CREDIT RISK is the risk the issuer or guarantor may be unable to pay interest or repay principal on the bond. This can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

FOREIGN SECURITIES. Balanced Fund may invest in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market. Because the S&P 500 Index can include common stocks of foreign issuers, Tactical Allocation Fund is also subject to certain risks associated with investments in U.S. dollar-denominated securities of foreign issuers.

Investing in securities of foreign companies can involve more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In general, less information may be available about foreign companies than about U.S. companies, and they are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

DERIVATIVES. Some of the instruments in which the Funds may invest may be referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, swaps and similar instruments that may be used in hedging and related strategies. There is only limited consensus as to what constitutes a "derivative" security. However, in Mitchell Hutchins' view, derivative securities also include "stripped" securities and specially structured types of mortgage- and asset-backed securities, such as interest only and principal only classes of securities. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins takes these risks into account in its management of the Funds.

COUNTERPARTIES. The Funds may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, Mitchell Hutchins, subject to the supervision of the board of each Fund, monitors and evaluates the creditworthiness of the parties with which each Fund does business.

YEAR 2000 RISKS. Like other mutual funds, financial and business organizations around the world, each of the Funds could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other, major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

In addition to these general risks, investments in each Fund are subject to other risk considerations:

BALANCED FUND

BOND RATINGS. Balanced Fund invests in a broad range of investment grade bonds. Investment grade quality means that the securities are rated within the four highest categories by S&P or Moody's. Moody's fourth highest category
(Baa) includes securities which, in its opinion, have speculative features.

Balanced Fund may invest up to 10% of its total assets in convertible bonds rated lower than investment grade, that is, below BBB by S&P or Baa by Moody's, but no lower than B by S&P or Moody's. These bonds, which are commonly referred to as "junk bonds," are considered to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may be more sensitive to adverse conditions. The Fund's policy of investing a portion of its assets in lower rated securities thus entails greater risks than those associated with investment in higher rated securities. The Fund also may invest in securities that are comparably rated by another rating agency and unrated securities deemed by Mitchell Hutchins to be of comparable quality.

Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the volatility of the bond's value or its liquidity and do not guarantee the performance of the issuer. The rating agencies also may fail to make timely changes in credit ratings in response to subsequent events, so that


                                  ----------

                              Prospectus Page 19

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies will downgrade bonds.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of the mortgage- and asset-backed securities in which Balanced Fund may invest differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage- and asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments may benefit less than other fixed income securities from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities in which the Fund may invest, including IO and PO classes of mortgage-backed securities, can be extremely volatile and these securities may become illiquid. Mitchell Hutchins seeks to manage the Fund's investments in mortgage-backed securities so that the volatility of the Fund's portfolio, taken as a whole, is consistent with the Fund's investment objective. If market interest rates or other factors that affect the volatility of securities held by the Fund change in ways that Mitchell Hutchins does not anticipate, the Fund's ability to meet its investment objective may be reduced.

RISKS OF ZERO COUPON BONDS. Zero coupon bonds pay no interest to holders prior to maturity. However, a portion of the original issue discount on the zero coupon securities must be included in Balanced Fund's income. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid certain excise taxes (see "Taxes" in the Statement of Additional Information), the Fund may be required to distribute as dividends amounts that are greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to


                                  ----------

                              Prospectus Page 20

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon bonds usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by Mitchell Hutchins in selecting bonds for Balanced Fund's portfolio.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bonds, expected to be made, and weighs them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Duration allows Mitchell Hutchins to make certain predictions as to the effect that changes in the level of interest rates will have on the value of Balanced Fund's portfolio. Various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than Mitchell Hutchins' initial calculation of its duration might indicate. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility.

TACTICAL ALLOCATION FUND

LIMITS OF ASSET ALLOCATION STRATEGY. Although it seeks total return, consisting of both long term capital appreciation and current income, in following its asset allocation strategy, the Fund may not achieve as high a level of either capital appreciation or current income as a fund that has only one of those objectives as its primary objective. In addition, the need to qualify as a regulated investment company for federal income tax purposes may limit the Fund's ability to adhere rigidly to the recommendations of the Tactical Allocation Model. See "Dividends & Taxes." In addition, the Fund is also subject to the risk that the Tactical Allocation Model may not correctly predict the appropriate times to shift the Fund's assets from one type of investment to another.

INDEX INVESTING AND OPEN-END INVESTMENT COMPANIES. While Tactical Allocation Fund's stock portion attempts to duplicate, before deduction of operating expenses, the investment results of the S&P 500 Index, the investment results of the stock portion generally are not identical to those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from shareholder purchases and sales of shares that occur daily, as well as from expenses borne by the Fund.

INVESTMENT TECHNIQUES AND STRATEGIES

HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS. Each Fund may use derivative instruments, including options (on securities, futures and indices) and futures contracts (on stock indices and debt securities) to reduce the overall risk of its investments ("hedge") or to enhance income or return (including maintaining an exposure to stocks while retaining a cash balance for Fund management purposes, such as to provide liquidity to meet anticipated sales by shareholders and for Fund operating expenses). New financial products and risk management techniques continue to be developed and may be used if consistent with the Funds' investment objectives and policies. Use of these strategies solely to enhance income may be considered a form of speculation. Balanced Fund also may enter into interest rate swaps and similar contracts to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds' ability to use the strategies may be limited by market conditions, regulatory limits and tax considerations. The Statement of Additional Information contains further information on these strategies.

The Funds might not use any of these derivative instruments, and there can be no assurance that any strategy used will succeed. If Mitchell Hutchins is incorrect in its judgment on interest rates, market values or other economic factors in using a particular strategic investment, a Fund might have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

 . the fact that the skills needed to use derivative instruments are different from those needed to select securities for the Funds,


                                  ----------

                              Prospectus Page 21

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund


 . the possibility of imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of the securities being hedged,

 . possible constraints on a Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to "cover" or to segregate securities, and

 . the possibility that a Fund is unable to close out or liquidate its position.

PORTFOLIO TURNOVER. Each Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. A higher turnover rate for a Fund (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by that Fund, and may increase the potential for short-term capital gains.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, certain cover for OTC options and securities whose disposition is restricted under the federal securities laws. The Funds do not consider securities that are eligible for resale under SEC Rule 144A to be illiquid if Mitchell Hutchins has determined them to be liquid, based upon the trading markets for the securities under procedures approved by the Funds' boards.

LENDING PORTFOLIO SECURITIES. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of the Fund's total assets taken at market value. Lending securities enables the Funds to earn additional income, but could result in a loss or delay in recovering these securities.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. In a typical repurchase agreement, a Fund buys a security and simultaneously agrees to sell it back at an agreed-upon price and time, usually no more than seven days after purchase. The time and price reflect a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Risks associated with repurchase agreements include a possible decline in the value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent.

OTHER INFORMATION. Each Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. A Fund generally would not pay for such securities or start earning interest on them until they are delivered, but it would immediately assume the risks of ownership, including the risk of price fluctuation. Each Fund may borrow money for temporary or emergency purposes, but not in excess of 10% (Balanced Fund) or 20% (Tactical Allocation Fund) of its total assets, including (in the case of Balanced Fund) reverse repurchase agreements involving up to 5% of its net assets.

-------------------------------------------------------------------------------

                              Flexible Pricing SM
-------------------------------------------------------------------------------
Each Fund offers four classes of shares that differ in terms of sales charges and expenses. An investor can select from among Class A, B or C the class that is best suited to his or her investment needs, based upon the holding period and the amount of investment. Certain eligible investors may select Class Y.

CLASS A SHARES
HOW PRICE IS CALCULATED: The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price) next calculated after PaineWebber's New York City headquarters or PFPC Inc., the Funds' transfer agent ("Transfer Agent") receives the purchase order. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than those of Class B and Class C shares. Class A shares sales charges are calculated as follows:


                                  ----------

                              Prospectus Page 22

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

                           SALES CHARGE AS A PERCENTAGE OF:    DISCOUNT TO SELECTED
                          ---------------------------------- DEALERS AS PERCENTAGE OF
AMOUNT OF INVESTMENT      OFFERING PRICE NET AMOUNT INVESTED      OFFERING PRICE
--------------------      -------------- ------------------- ------------------------
Less than $50,000.......       4.50%            4.71%                  4.25%
$50,000 to $99,999......       4.00             4.17                   3.75
$100,000 to $249,999....       3.50             3.63                   3.25
$250,000 to $499,999....       2.50             2.56                   2.25
$500,000 to $999,999....       1.75             1.78                   1.50
$1,000,000 and over (1).       None             None                   1.00 (2)

-------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of any dividends or other distributions are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan are not subject to this charge. However, investors may withdraw no more than 12% of the value of the Fund account under the Plan in the first year after purchase.
(2) Mitchell Hutchins pays 1% to PaineWebber.

SALES CHARGE REDUCTIONS & WAIVERS

Investors purchasing Class A shares in more than one PaineWebber mutual fund may combine those purchases to get a reduced sales charge. Investors who already own Class A shares in one or more PaineWebber mutual funds may combine the amount they are currently purchasing with the value of such previously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction in either case, please refer to the chart above.

Investors may also qualify for a lower sales charge when they combine their purchases with those of:

 . their spouses, parents or children under age 21;

 . their Individual Retirement Accounts (IRAs);

 . certain employee benefit plans, including 401(k) plans;

 . any company controlled by the investor;

 . trusts created by the investor;

 . Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of individuals for the benefit of the investors' children; or

 . accounts with the same adviser.

Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for the reduced sales charge.

The sales charge will not apply when the investor:

 . is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual fund;

 . is the spouse, parent or child of any of the above;

 . buys these shares through a PaineWebber investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the SEC; and

  . was the investment executive's client at the competing brokerage firm;

  . within 90 days of buying Class A shares in this Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor either paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

  . the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;

 . is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares;

 . is an employer establishing an employee benefit plan qualified under section
  401, including a salary reduction plan qualified under section 401(k), or section 403(b) of the Internal Revenue Code ("Code") (each a "qualified plan"). (This waiver is subject to minimum requirements, with respect to the number of employees and amount of plan assets, established by Mitchell Hutchins. Currently, the plan must have 50 or more eligible employees and at least $1 million in plan assets.) For investments made pursuant to this waiver, Mitchell Hutchins


                                  ----------

                              Prospectus Page 23

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

 may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested;

 . is a participant in the PaineWebber Members Only Program(TM). For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested;

 . is a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed 1% of the amount invested;

 . acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived; or

 . acquires Class A shares in connection with a reorganization pursuant to which a Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund.

For more information on how to get any reduced sales charge, investors should contact a PaineWebber investment executive or a correspondent firm or call 1-800-647-1568. Investors must provide satisfactory information to PaineWebber or the Fund if they seek any of these sales charge reductions or waivers.

CLASS B SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immediately invested.

Depending on how long they own their Fund investment, investors may have to pay a sales charge when they sell their Fund shares. This sales charge is called a "contingent deferred sales charge." The amount of the charge depends on how long the investor owned the shares. The sales charge is calculated by multiplying the offering price (net asset value of the shares at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, by the percentage shown on the following table. Investors who own shares for more than six years do not have to pay a sales charge when selling those shares.

                                                           PERCENTAGE BY WHICH
                                                          THE SHARES' NET ASSET
IF THE INVESTOR SELLS SHARES WITHIN:                      VALUE IS MULTIPLIED:
------------------------------------                      ---------------------
1st year of purchase.....................................            5%
2nd year of purchase.....................................            4
3rd year of purchase.....................................            3
4th year of purchase.....................................            2
5th year of purchase.....................................            2
6th year of purchase.....................................            1
7th year of purchase.....................................         None

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for six years. Dividends and other distributions paid to the investor by the Fund in the form of additional Class B shares will also convert to Class A shares on a pro-rata basis. This benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. If the investor has exchanged Class B shares between PaineWebber funds, the Fund uses the purchase date at which the initial investment was made to determine the conversion date.

MINIMIZING THE CONTINGENT DEFERRED SALES CHARGE

When investors sell Class B shares they have owned for less than six years, the Fund automatically will minimize the sales charge by assuming they are selling:

 . First, Class B shares owned through reinvested dividends and capital gain distributions; and

 . Second, Class B shares held in the portfolio the longest.


                                  ----------

                              Prospectus Page 24

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund


WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will not apply to:

 . sales of shares under a Fund's "Systematic Withdrawal Plan" (investors may withdraw annually no more than 12% of the value of the Fund account under the Plan);

 . a distribution from an IRA, a self-employed individual retirement plan
  ("Keogh Plan") or a custodial account under section 403(b) of the Code (after the investor reaches age 59 1/2);

 . a tax-free return of an excess IRA contribution;

 . a tax-qualified retirement plan distribution following retirement; or

 . Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death either as the sole shareholder or with his or her spouse as a joint tenant with the right of survivorship.

Investors must provide satisfactory information to PaineWebber or the Funds if they seek any of these waivers.

CLASS C SHARES

HOW PRICE IS CALCULATED: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses of Class C shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class C shares, 100% of their purchase is immediately invested. Class C shares never convert to any other class of shares.

A contingent deferred sales charge of 1% of the offering price (net asset value of at the time of purchase) or net asset value of the shares at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Other PaineWebber mutual funds may impose a different contingent deferred sales charge on Class C shares sold within one year of the purchase date. A sale of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on the Class C shares of the PaineWebber mutual fund originally purchased. Class C shares representing reinvestment of any dividends or capital gains are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan also are not subject to this charge. However, investors may withdraw no more than 12% of the value of the Fund account under the Plan in the first year after purchase.

CLASS Y SHARES

HOW PRICE IS CALCULATED: Eligible investors may purchase Class Y shares at the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Because investors do not pay an initial sales charge when they buy Class Y shares, 100% of their purchase is immediately invested. No contingent deferred sales charge is imposed on Class Y shares, and the ongoing expenses for Class Y shares are lower than for the other classes because Class Y shares are not subject to 12b-1 distribution or service fees.

LIMITED GROUP OF INVESTORS. Only the following investors are eligible to buy Class Y shares:

 . a participant in one of the PW Programs listed below when Class Y shares are purchased through that PW Program;

 . an investor who buys $10 million or more at any one time in any combination of PaineWebber mutual funds in the Flexible Pricing SM System;

 . as qualified plan that has either

   5,000 or more eligible employees or

   $50 million or more in assets; and

 . an investment company advised by PaineWebber or an affiliate of PaineWebber.

 . for Tactical Allocation Fund, the trustee of the PaineWebber Savings
  Investment Plan ("PW SIP")

PACE MULTI-ADVISOR PROGRAM. An investor who participates in PACE Multi-Advisor Program is eligible to purchase Class Y shares. The PACE Multi-Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE Multi-Advisor Program is subject to payment of an advisory fee at the maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee.

Please contact your PaineWebber investment executive or PaineWebber's correspondent firms for more


                                  ----------

                              Prospectus Page 25

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

information concerning mutual funds that are available to the PACE Multi-Advisor Program.

INSIGHT. An investor who participates in the INSIGHT Advisory Program ("INSIGHT"), a total portfolio asset allocation program sponsored by PaineWebber, is eligible to purchase Class Y shares. Participation in INSIGHT is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.5% of assets held through the program. Employees of PaineWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in INSIGHT.

PURCHASES BY THE TRUSTEE OF THE PW SIP

The Class Y shares of Tactical Allocation Fund also are offered for sale to the trustee of the PW SIP, a defined contribution plan sponsored by Paine Webber Group Inc. ("PW Group"). The trustee of the PW SIP purchases and redeems these Class Y shares to implement the investment choices of individual plan participants with respect to their PW SIP contributions. Individual plan participants should consult the Summary Plan Description and other plan material of the PW SIP (collectively, the "Plan Documents") for a description of the procedures and limitations applicable to making and changing investment choices.

Copies of the Plan Documents are available from the Benefits Connection, 100 Halfday Road, Lincolnshire, IL 60069 or by calling 1-888-PWebber (1-999-793-
2237).

As described in the Plan Documents, the average net asset value per share at which Class Y shares of Tactical Allocation Fund are purchased or redeemed by the trustee of the PW SIP for the accounts of individual participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the PW SIP.

-------------------------------------------------------------------------------

                               How to Buy Shares
-------------------------------------------------------------------------------

Prices are calculated for each class of a Fund's shares once each Business Day, at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange is open for business.

The Funds and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will automatically receive Class A shares, which include an initial sales charge. Investors in Class Y shares must provide satisfactory information to PaineWebber or an individual Fund that they are eligible to purchase Class Y shares.

PAINEWEBBER CLIENTS

Investors who are PaineWebber clients may buy shares through PaineWebber investment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters. Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspondent firms.

OTHER INVESTORS

Investors who are not PaineWebber clients may purchase Fund shares and set up an account through the Transfer Agent (PFPC Inc.) by completing an account application, which can be obtained by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

New investors to PaineWebber may complete and sign an account application and mail it along with a check. Investors also may open an account in person.

Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:

 . mail an application with a check; or

 . open an account by exchanging from another PaineWebber mutual fund.


                                  ----------

                              Prospectus Page 26

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund


Investors do not have to send an application when making additional investments in the Fund.

MINIMUM INVESTMENTS

To open an account....................................................... $1,000
To add to an account..................................................... $  100

A Fund may waive or reduce these minimums for:

 . employees of PaineWebber or its affiliates; or

 . participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan.

HOW TO EXCHANGE SHARES

As shareholders, investors have the privilege of exchanging Class A, B and C shares for the same class of other PaineWebber mutual fund shares. For classes of shares where no initial sales charge is imposed, a contingent deferred sales charge may apply if the investor sells the shares acquired through the exchange. Class Y shares are not exchangeable.

Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

 . Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

 . Investors who do not have an account with an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by writing a "letter of instruction" to the Transfer Agent. The letter of instruction must include:

  . the investor's name and address;

  . the Fund's name;

  . the Fund account number;

  . the dollar amount or number of shares to be sold; and

  . a guarantee of each registered owner's signature by an eligible institution, such as a commercial bank, trust company or stock exchange member.

The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

No contingent deferred sales charge is imposed when shares are exchanged for the corresponding class of shares of other PaineWebber mutual funds. A Fund will use the purchase date of the initial investment to determine any contingent deferred sales charge due when the acquired shares are sold. Fund shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those jurisdictions where the sale of the fund shares to be acquired is authorized. This exchange privilege may be modified or terminated at any time and, when required by SEC rules, upon 60 days' notice. See the back cover of this Prospectus for a listing of other PaineWebber mutual funds.

-------------------------------------------------------------------------------
                              How to Sell Shares
-------------------------------------------------------------------------------

Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated after the order is received and accepted (less any applicable contingent deferred sales charge). Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time).

Investors who own more than one class of shares should specify which class they are selling. If they do not, the Fund will assume they are first selling their Class A shares, then Class C, then Class B and last, Class Y.

If a shareholder wants to sell shares which were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through the Funds' Transfer Agent (PFPC Inc.), may sell shares by writing a "letter of instruction," as detailed in "How to Exchange Shares."

                              Prospectus Page 27

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund


Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to purchase back all of its shares in any shareholder account with a net asset value of less than $500. If a Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. A Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

SALES BY PARTICIPANTS IN PW SIP

The trustee of the PW SIP sells Class Y shares of Tactical Allocation Fund to implement the investment choices of individual plan participants with respect to their PW SIP contributions, as described in the Plan Documents referenced under "How to Buy Shares" above. The price at which Class Y shares are sold by the trustee of the PW SIP might be more or less than the price per share at the time the participants made their investment choices.

REINSTATEMENT PRIVILEGE

Shareholders who sell their Class A shares may reinstate their Fund account without a sales charge up to the dollar amount sold by purchasing the Fund's Class A shares within 365 days after the sale. To take advantage of this reinstatement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.

-------------------------------------------------------------------------------

                                Other Services
-------------------------------------------------------------------------------

Investors should consult their investment executive at PaineWebber or one of its correspondent firms to learn more about the following services available with respect to the Funds' Class A, B and C shares.

AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan Service with a minimum initial investment of $1,000 through which the Funds will, on a monthly, quarterly, semiannual or annual basis, deduct $50 or more from the investor's bank account to invest directly in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of "dollar cost averaging."

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December), or annual (December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

 . CLASS A AND CLASS C SHARES. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

 . CLASS B SHARES. Minimum value of Fund shares is $20,000; minimum monthly, quarterly, semiannual and annual withdrawals of $200, $400, $600, and $800, respectively.

Withdrawals under the Systematic Withdrawal Plan are not subject to a contingent deferred sales charge. Investors may withdraw no more than 12% of the value of the Fund account when the investor signed up for the Plan (for Class B shares annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the Plan.

INDIVIDUAL RETIREMENT ACCOUNTS

Self-Directed IRAs are available through PaineWebber in which purchases of PaineWebber funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS

If investors holding shares of a Fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.


                                  ----------

                              Prospectus Page 28

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund


                                  Management
-------------------------------------------------------------------------------

Balanced Fund is a series of PaineWebber Master Series, Inc. ("Corporation") and Tactical Allocation Fund is a series of PaineWebber Investment Trust ("Trust"). The board of directors of the Corporation and the board of trustees of the Trust (each a "board") oversee the Funds' operations and, as part of this overall management responsibility, oversee various organizations responsible for the day-to-day management of each Fund. Each board has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board).

In accordance with procedures adopted by each board, brokerage transactions for the Funds may be conducted through PaineWebber or its affiliates and the Funds may pay fees to PaineWebber for its services as lending agent in their portfolio securities lending programs.

ABOUT THE INVESTMENT ADVISER

Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York, 10019, is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On November 30, 1997, Mitchell Hutchins was adviser or sub-adviser of 29 investment companies with 64 separate portfolios and aggregate assets of approximately $36.2 billion.

As investment adviser and administrator for Balanced Fund and Tactical Allocation Fund, Mitchell Hutchins makes and implements all investment decisions and supervises all aspects of each Fund's operations.

T. Kirkham Barneby is responsible for the asset allocation decisions for both Balanced Fund and Tactical Allocation Fund. He has been responsible for the day-to-day management of Tactical Allocation Fund since February 1995. Mr. Barneby is a managing director and chief investment officer of quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models.

Mark A. Tincher is responsible for the day-to-day management of the equity portion of Balanced Fund. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. From March 1988 to March 1995, Mr. Tincher worked for Chase Manhattan Private Bank where he was a vice president. Mr. Tincher directed the U.S. funds management and equity research area at Chase and oversaw the management of all Chase U.S. equity funds (the Vista Funds and Trust Investment Funds).

Dennis L. McCauley is responsible for the day-to-day management of the debt securities portion of Balanced Fund. Mr. McCauley is a managing director and chief investment officer of fixed income investments of Mitchell Hutchins, responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Prior to joining Mitchell Hutchins in 1994, Mr. McCauley worked for IBM Corporation, where he was director of fixed income investments responsible for developing and managing investment strategy for all fixed income and cash management investments of IBM's pension fund and self-insured medical funds. Mr. McCauley has also served as vice president of IBM Credit Corporation's mutual funds and as a member of the retirement fund investment committee.

Nirmal Singh and Craig M. Varrelman, CFA, assist Mr. McCauley in managing Balanced Fund's debt securities. Mr. Singh and Mr. Varrelman are both senior vice presidents of Mitchell Hutchins. Prior to joining Mitchell Hutchins in September 1993, Mr. Singh was with Merrill Lynch Asset Management, Inc., where he was a member of the portfolio management team. From 1990 to 1993, Mr. Singh was a senior portfolio manager at Nomura Mortgage Fund Management Corporation. Mr. Varrelman has been with Mitchell Hutchins as a portfolio manager since 1988 and manages fixed income portfolios with an emphasis on U.S. government securities.

Susan Ryan is responsible for the day-to-day management of the portion of Balanced Fund's assets


                                  ----------

                              Prospectus Page 29

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

invested in money market instruments. Ms. Ryan has been with Mitchell Hutchins since 1982 and is a senior vice president of Mitchell Hutchins.

Each of these managers first assumed responsibilities with respect to Balanced Fund in August 1995.

Other members of Mitchell Hutchins' domestic equity and domestic fixed income investments groups provide input on market outlook, interest rate forecasts, investment research and other considerations pertaining to each Fund's investments.

Mitchell Hutchins personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

MANAGEMENT FEES & OTHER EXPENSES

Each Fund pays Mitchell Hutchins a monthly fee for its services. For the fiscal year ended August 31, 1997, Balanced Fund paid advisory fees to Mitchell Hutchins at the annual rate of 0.75% of its average daily net assets and Tactical Allocation Fund paid advisory fees to Mitchell Hutchins at the annual rate of 0.50% of its average daily net assets.

DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. There is no distribution plan with respect to the Funds' Class Y shares. Under distribution plans for Class A, Class B and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), each Fund pays Mitchell Hutchins:

 . Monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares.

 . Monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B shares and Class C Shares.

Under the Plans, Mitchell Hutchins primarily uses the service fees to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund's Class A, Class B and Class C shares by PaineWebber clients. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

 . Offset the commissions it pays to PaineWebber for selling each Fund's Class
  B and Class C shares, respectively.

 . Offset each Fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

PaineWebber compensates investment executives when Class B and Class C shares are purchased by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from either Fund or investors at the time Class B or C shares are purchased.

Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

The Plans and the related distribution contracts for Class A, Class B and Class C shares ("Distribution Contracts") specify that each Fund must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the Funds. Annually, the board of each Fund reviews each Plan and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.


                                  ----------

                              Prospectus Page 30

-------------------------------------------------------------------------------
                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

-------------------------------------------------------------------------------

                    Determining the Shares' Net Asset Value
-------------------------------------------------------------------------------

The net asset value of a Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. Each Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.

Each Fund values its assets based on their current market value when market quotations are readily available. If market quotations are not readily available, assets are valued at fair value as determined in good faith by or under the direction of its board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless its board determines that this does not represent fair value. It should be recognized that judgment plays a greater role in valuing lower-rated corporate bonds because there is less reliable, objective data available.

-------------------------------------------------------------------------------

                               Dividends & Taxes
-------------------------------------------------------------------------------

DIVIDENDS

Balanced Fund pays dividends semiannually from its net investment income and also may distribute net short-term capital gain, if any, with a periodic dividend. While Balanced Fund will not declare any distribution in excess of the amount of its net investment income and net short-term capital gain available at the time of declaration, it is possible that net capital losses sustained after the declaration of a distribution including net short-term capital gain could convert a portion of such a distribution to a non-taxable return of capital. Tactical Allocation Fund pays an annual dividend from its net investment income and net short-term capital gain, if any. Net investment income includes dividend income, accrued interest and discount, less amortization of premium and accrued expenses. Substantially all of each Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, and any undistributed net short-term capital gain, is distributed at least annually. Each Fund may make additional distributions if necessary to avoid income or excise taxes.

Dividends and other distributions paid on each class of shares of a Fund are calculated at the same time and in the same manner.Dividends on Class A, B and C shares of a Fund are expected to be lower than those on its Class Y shares because the other shares have higher expenses resulting from their service fees, and, in the case of Class B and Class C shares, their distribution fees. Dividends on Class B and Class C shares of a Fund are expected to be lower than those on its Class A shares because Class B and Class C shares have higher expenses resulting from their distribution fees. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. See "General Information."

A Fund's dividends and other distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and other distributions in cash, either mailed to them by check or credited to their PaineWebber accounts, should contact their investment executives at PaineWebber or one of its correspondent firms or complete the appropriate section of the account application. For PW SIP participants, Tactical Allocation Fund's Class Y dividends and other distributions are paid in additional Class Y shares at net asset value unless the Transfer Agent is instructed otherwise.

TAXES

Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will not have to pay federal income tax on the part of its investment company taxable income (generally consisting of net investment income

                                  ----------

                              Prospectus Page 31

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                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

and net short-term capital gain) and net capital gain that it distributes to its shareholders.

Dividends from each Fund's investment company taxable income (whether paid in cash or in additional Fund shares) generally are taxable to its shareholders as ordinary income. Distributions of each Fund's net capital gain (whether paid in cash or in additional Fund shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a non-corporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax--generally, 28% for gain recognized on securities held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on securities held for more than 18 months. Pursuant to an Internal Revenue Service notice, each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly. Shareholders not subject to tax on their income generally will not be required to pay tax on distributions from the Funds.

YEAR-END TAX REPORTING

Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and any portion of those dividends that qualifies for special treatment. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain indicated above.

WITHHOLDING REQUIREMENTS

Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

TAX ON THE SALE OR EXCHANGE OF FUND SHARES

A shareholder's sale (redemption) of Fund shares may result in a taxable gain or loss. This depends upon whether the shareholder receives more or less than the adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of a Fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a Fund's shares are bought within 30 days before or after selling other shares of the Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

SPECIAL TAX RULES FOR CLASS A SHAREHOLDERS

Special tax rules apply when a shareholder sells (redeems) or exchanges Class A shares within 90 days of purchase and subsequently purchases Class A shares of the same or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss thereon would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.

No gain or loss will be recognized to a shareholder as a result of conversion of Class B shares into Class A shares.

                                    * * * *

Because the foregoing only summarizes some of the important federal income tax considerations affecting the Funds and their shareholders, please see the further discussion in the Statement of Additional Information. Prospective shareholders are urged to consult their tax advisors.


                                  ----------

                              Prospectus Page 32

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                              -------------------
PaineWebber                                            Tactical Allocation Fund
                                 Balanced Fund

-------------------------------------------------------------------------------

                              General Information
-------------------------------------------------------------------------------


ORGANIZATION

BALANCED FUND

Balanced Fund is a diversified series of the Corporation, an open-end management investment company that was incorporated in Maryland on October 29, 1985. The Corporation has authority to issue 10 billion shares of common stock of separate series, par value $.001 per share; four billion of these shares are classified as shares of Balanced Fund. Shares of one other series have been authorized.

TACTICAL ALLOCATION FUND

Tactical Allocation Fund is a diversified series of the Trust, an open-end management investment company that was formed on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, with a par value of $.001 per share. Shares of one other series have been authorized.

SHARES

The shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. Each class represents an identical interest in the respective Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes.

Each share of a Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. However, due to the differing expenses of the classes, dividends on each Fund's Class A, B, C and Y shares will differ.

Although each Fund is offering only its own shares, it is possible that a Fund could become liable for misstatements in the Prospectus about the other Fund. The boards of the Corporation and the Trust have considered this factor in approving the use of a single, combined Prospectus.

VOTING RIGHTS

Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Corporation or the Trust may elect all of its board members. The shares of a Fund will be voted together except that only the shareholders of a particular class of a Fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to that class. The shares of each series of the Corporation or the Trust will be voted separately, except when an aggregate vote of all the securities is required by law.

SHAREHOLDER MEETING

The Funds do not hold annual meetings.

Shareholders of record of no less than two-thirds of the outstanding shares of the Corporation or the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the Corporation's or Trust's outstanding shares.

REPORTS TO SHAREHOLDERS

Each Fund sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Statement of Additional Information is available to shareholders upon request.

CUSTODIAN & RECORDKEEPING AGENT; TRANSFER & DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as the Funds' custodian and recordkeeping agent. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the Funds' transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.


                                  ----------

                              Prospectus Page 33

                              ------------------
 ----------------------------------------------------------------------------


                           PaineWebber Balanced Fund
                      PaineWebber Tactical Allocation Fund
            Prospectus -- January 1, 1998, as revised July 22, 1998


--------------------------------------------------------------------------------


 . PAINEWEBBER BOND FUNDS      . PAINEWEBBER STOCK FUNDS

   High Income Fund              Capital Appreciation Fund
   Investment Grade Income       Financial Services Growth Fund
   Fund                          Growth Fund
   Low Duration U.S.             Growth and Income Fund
   Government  Income Fund       Small Cap Value Fund
   Strategic Income Fund         Utility Income Fund
   U.S. Government Income
   Fund

 . PAINEWEBBER TAX-FREE BOND  . PAINEWEBBER GLOBAL FUNDS
   FUNDS
                                Asia Pacific Growth Fund
   California Tax-Free          Emerging Markets Equity Fund
   Income Fund                  Global Equity Fund
   Municipal High Income        Global Income Fund
   Fund
   National Tax-Free
   Income Fund
   New York Tax-Free
   Income Fund                . PAINEWEBBER MONEY MARKET
                                FUND
 . PAINEWEBBER
   ASSETALLOCATION FUNDS

   Balanced Fund
   Tactical Allocation
   Fund


 A prospectus containing more complete information for any of the above funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Please read it carefully before investing. It is important you have all the information you need to make a sound investment decision.


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